FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


Available Amount to Note Holders:                                                                  8,293,848.67

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                    2,118,179.87
             (b) Servicer Fees from current and prior Collection Period                               43,066.19
             (c) Servicing Charges inadvertently deposited in Collection Account                             --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             10,543.05
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                         --
             Class A-2 Note Interest                                                                         --
             Class A-3 Note Interest                                                                  89,388.27
             Class A-4 Note Interest                                                                 331,522.69

(viii)      Class B-1 Note Interest                                                                   12,016.45
(ix)        Class B-2 Note Interest                                                                    7,784.50
(x)         Class B-3 Note Interest                                                                   10,218.90
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                         --
             Class A-2 Principal Distribution Amount                                                         --
             Class A-3 Principal Distribution Amount                                               5,333,373.47
             Class A-4 Principal Distribution Amount                                                         --
(xii)       Note Insuer Reimbursement Amount                                                                 --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            115,942.90
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             57,971.44
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            115,942.90
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                       47,481.37


            Reviewed By:



            --------------------------------------------
            Sandy B. Ho
            Chief Financial Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


                    Initial        Beginning          Base         Additional        Total            Ending            Ending
                   Principal       Principal       Principal       Principal       Principal         Principal        Certificate
 Class              Balance         Balance       Distribution    Distribution    Distribution        Balance           Factor
--------------   -------------  --------------    -------------   ------------   --------------   ---------------     -----------
Class A-1        70,687,140.00              --               --             --               --                --      0.0000000
Class A-2        53,856,869.00              --               --             --               --                --      0.0000000
Class A-3        52,510,447.00   19,681,821.40     5,333,373.47             --     5,333,373.47     14,348,447.93      0.2732494
Class A-4        70,687,140.00   70,687,140.00               --             --               --     70,687,140.00      1.0000000
                --------------  --------------    -------------   ------------   --------------   ---------------
 Total Class A  247,741,596.00   90,368,961.40     5,333,373.47             --     5,333,373.47     85,035,587.93      0.3432431

Class B-1         5,385,687.00    1,964,542.69       115,942.90             --       115,942.90      1,848,599.78      0.3432431
Class B-2         2,692,843.00      982,271.16        57,971.44             --        57,971.44        924,299.72      0.3432431
Class B-3         5,385,687.00    1,964,542.69       115,942.90             --       115,942.90      1,848,599.79      0.3432431
                --------------  --------------    -------------   ------------   --------------   ---------------
 Total          261,205,813.00   95,280,317.93     5,623,230.72             --     5,623,230.72     89,657,087.21

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2001                                 3,586,078.22
     Investment earnings on amounts in Collection Account                                  13,069.14
     Payments due Collection Account from last 3 business days of Collection Period     1,419,462.98
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     3,275,238.33
                                                                                      --------------
       Available Funds on Payment Date                                                  8,293,848.67
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,293,848.67
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             8,293,848.67
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                 2,118,179.87
     Unreimbursed Servicer Advances paid                                                2,118,179.87
                                                                                      --------------
       Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,175,668.80
SERVICER FEES
     Servicer Fees due                                                                     43,066.19
     Servicer Fees paid                                                                    43,066.19
                                                                                      --------------
       Servicer Fees remaining unpaid                                                             --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,132,602.61
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,132,602.61
PREMIUM AMOUNT
     Premium Amount due                                                                    10,543.05
     Premium Amount paid                                                                   10,543.05
                                                                                      --------------
       Premium Amount remaining unpaid                                                            --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,122,059.57
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                      --------------
       Indenture Trustee Fee remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,121,642.90
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                      --------------
       Indenture Trustee Expenses unpaid                                                          --

  REMAINING AVAILABLE FUNDS                                                             6,121,642.90
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                      --
     Class A-2 Note Interest                                                                      --
     Class A-3 Note Interest                                                               89,388.27
     Class A-4 Note Interest                                                              331,522.69
                                                                                      --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


     Total Class A Interest due                                                           420,910.96
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,700,731.94
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                           12,016.45
     Class B-1 Note Interest paid                                                          12,016.45
                                                                                      --------------
       Class B-1 Note Interest remaining unpaid                                                   --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,688,715.49
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                            7,784.50
     Class B-2 Note Interest paid                                                           7,784.50
                                                                                      --------------
       Class B-2 Note Interest remaining unpaid                                                   --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,680,930.99
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                           10,218.90
     Class B-3 Note Interest paid                                                          10,218.90
                                                                                      --------------
       Class B-3 Note Interest remaining unpaid                                                   --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,670,712.09
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                     5,333,373.47
     Class A Note Principal Balance as of preceding Payment Date                       90,368,961.40
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    5,333,373.47
                                                                                      --------------
       Class A Base Principal Distribution Amount remaining unpaid                                --

     Class A-1 Note Principal Balance as of preceding Payment Date                                --
     Class A-1 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                        --
                                                                                      --------------

     Remaining Class A Base Principal Distribution Amount                               5,333,373.47
                                                                                      --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                --
     Class A-2 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                        --

     Remaining Class A Base Principal Distribution Amount                               5,333,373.47
                                                                                      --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                     19,681,821.40
     Class A-3 Base Principal Distribution Amount paid                                  5,333,373.47
                                                                                      --------------
       Class A-3 Note Principal Balance after distribution on Payment Date             14,348,447.93

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                     70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-4 Note Principal Balance after distribution on Payment Date             70,687,140.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


  REMAINING AVAILABLE FUNDS                                                               337,338.62

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                         --
     Note Insuer Reimbursement Amount paid                                                        --
                                                                                      --------------
     Note Insuer Reimbursement Amount remaining unpaid                                            --
  REMAINING AVAILABLE FUNDS                                                               337,338.62

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                      1,964,542.69
     Class B-1 Base Principal Distribution due                                            115,942.90
     Class B-1 Base Principal Distribution paid                                           115,942.90
                                                                                      --------------
       Class B-1 Base Principal Distribution remaining unpaid                                     --
       Class B-1 Note Principal Balance after distribution on Payment Date              1,848,599.78

  REMAINING AVAILABLE FUNDS                                                               221,395.72

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                        982,271.16
     Class B-2 Base Principal Distribution due                                             57,971.44
     Class B-2 Base Principal Distribution paid                                            57,971.44
                                                                                      --------------
       Class B-2 Base Principal Distribution remaining unpaid                                     --
       Class B-2 Note Principal Balance after distribution on Payment Date                924,299.72
  REMAINING AVAILABLE FUNDS                                                               163,424.28
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                      1,964,542.69
     Class B-3 Base Principal Distribution due                                            115,942.90
     Class B-3 Base Principal Distribution paid                                           115,942.90
                                                                                      --------------
       Class B-3 Base Principal Distribution remaining unpaid                                     --
       Class B-3 Note Principal Balance after distribution on Payment Date              1,848,599.79
  REMAINING AVAILABLE FUNDS                                                                47,481.37
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
     Indenture Trustee Expenses unpaid per above                                                  --
     Remaining Indenture Trustee Expenses paid                                                    --
                                                                                      --------------
       Remaining Indenture Trustee Expenses unpaid                                                --
  REMAINING AVAILABLE FUNDS                                                                47,481.37
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                     --
     Other Amounts Due Servicer under Servicing Agreement paid                                    --
                                                                                      --------------
       Other Amounts Due Servicer under Servicing Agreement remaining unpaid                      --
  REMAINING AVAILABLE FUNDS                                                                47,481.37
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                          47,481.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                                           103,358,847.93
      ADCPB, end of Collection Period                                                  97,735,617.21
                                                                                      --------------
        Base Principal Amount                                                           5,623,230.72

UNREIMBURSED SERVICING ADVANCES

      Unreimbursed Servicing Advances from previous Collection Period                   3,934,533.36
      Servicing Advances collected during the current Collection Period                 1,816,353.49
                                                                                      --------------
        Unreimbursed Servicing Advances as of current Determination Date                2,118,179.87

CALCULATION OF INTEREST DUE

                Beginning                       Current                       Total
                Principal        Interest       Interest       Overdue       Interest
  Class          Balance           Rate           Due          Interest        Due
---------     -------------      --------      ----------      --------     ----------
Class A-1                --       5.2150%              --           --              --
Class A-2                --       5.4900%              --           --              --
Class A-3     19,681,821.40       5.4500%       89,388.27           --       89,388.27
Class A-4     70,687,140.00       5.6280%      331,522.69           --      331,522.69
Class B-1      1,964,542.69       7.3400%       12,016.45           --       12,016.45
Class B-2        982,271.16       9.5100%        7,784.50           --        7,784.50
Class B-3      1,964,542.69       6.2420%       10,218.90           --       10,218.90
              -------------       ------       ----------      -------      ----------
              95,280,317.93       5.6792%      450,930.81           --      450,930.81

CALCULATION OF PRINCIPAL DUE

                    Base          Base                           Total
                  Principal    Principal          Overdue      Principal
  Class          Amount Pct.     Amount          Principal        Due
---------        -----------  ------------       ---------    ------------
Class A            94.845%    5,333,373.47              --    5,333,373.47
Class B-1           2.062%      115,942.90              --      115,942.90
Class B-2           1.031%       57,971.44              --       57,971.44
Class B-3           2.062%      115,942.90              --      115,942.90
                              ------------       ---------    ------------
                              5,623,230.72              --    5,623,230.72

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                        103,358,847.93
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Servicer Fee due current period                                                    43,066.19
      Prior Servicer Fee arrearage                                                              --
                                                                                   ---------------
      Servicer Fee due                                                                   43,066.19

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period     90,368,961.40
      Premium Rate                                                                           0.140%
      One-twelfth                                                                             1/12
                                                                                   ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


      Premium Amount due Current Period                                        10,543.05
      Prior Premium Amount arrearage                                                  --
                                                                               ---------
        Total Premium Amount due                                               10,543.05

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                    416.67
      Prior Indenture Trustee Fee arrearage                                           --
                                                                               ---------
      Total Indenture Trustee Fee due                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                  --
      Prior Indenture Trustee Expenses arrearage                                      --
                                                                               ---------
      Total Indenture Trustee Expenses due                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage          --
                                                                               ---------
      Total Other Amounts Due Servicer under Servicing Agreement                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


RESTRICTING EVENT DETERMINATION:

                                                                                                                 Yes/No
                                                                                                                 ------
     A) Event of Servicer Termination (Yes/No)                                                                     No
     B) Note Insuer has Made a Payment (Yes/No)                                                                    No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                               No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                            No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                 Yes/No
                                                                                                                 ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to
     be made under the terms of such Notes or the Indenture when due; and,                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient
     Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
     the Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class
     B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class
     A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

 Section                                                  Event                                                  Yes/No
---------   ---------------------------------------------------------------------------------------------------  ------
6.01(i)     Failure to make payment required                                                                       No
6.01(ii)    Failure to submit Monthly Statement                                                                    No
6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
6.01(v)     Servicer files a voluntary petition for bankruptcy                                                     No
6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days   No
6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No
6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


Gross Charge Event Calculation:

                                                                       Result
                                                                      -------
    Gross Charge Off Ratio Current Period                             (0.48)%
    Gross Charge Off Ratio Prior Period                               (0.24)%
    Gross Charge Off Ratio Second Prior Period                        (0.14)%
                                                                      ------
      Average of Gross Charge Off Ratio for Three Periods             (0.29)%
    Maximum Allowed                                                    2.50 %

    Gross Charge Off Ratio:

                           ADCPB of                                                   Gross Charge Off Ratio
                         All Defaulted      Less                      End of Month         Charge Offs/
                           Contracts     Recoveries    Charge Offs       ADCPB                ADCPB
                         -------------   ----------    -----------   --------------   ----------------------
    Current Period        234,832.90     273,707.73    (38,874.83)    97,735,617.21          (0.48)%
    Prior Period           45,391.62      66,020.83    (20,629.21)   103,358,847.93          (0.24)%
    Second Prior Period     2,666.80      15,278.67    (12,611.87)   108,190,158.63          (0.14)%

Delinquency Event Calculation:

                                                                      Results
                                                                      -------
    Delinquency Trigger Ratio Current Period                           4.25%
    Delinquency Trigger Ratio Prior Period                             4.42%
    Delinquency Trigger Ratio Second Prior Period                      4.58%
                                                                       ----
    Average of Delinquency Trigger Ratios                              4.41%
    Maximum Allowed                                                    7.50%

    Delinquency Trigger Ratio:

                                    A                   B                  A/B
                           ------------------    ---------------    -------------------
                                ADCPB of            ADCPB of
                           Contract > 30 Days     All Contracts     Delinquency Trigger
                                Past Due         As of Month-End          Ratio:
                           ------------------    ---------------    -------------------
    Current Period            4,252,444.05        100,084,808.89          4.25%
    Prior Period              4,564,279.24        103,358,847.93          4.42%
    Second Prior Period       5,061,654.77        110,551,668.51          4.58%

                        ADCPB             Delinquency Ratio
                     -----------          -----------------
Current               95,832,365               95.75%
31-60 Days Past Due    1,909,714                1.91%
61-90 Days Past Due    1,104,306                1.10%
91+ Days Past Due      1,238,424                1.24%
                     -----------              ------
TOTAL                100,084,809              100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                   269,284,343.00
    Maximum Substitution (10% of Initial)       26,928,434.30

    Prior month Cumulative ADCPB Substituted     6,470,186.38
    Current month ADCPB Substituted                        --
                                               --------------
    Cumulative ADCPB Substituted                 6,470,186.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


Available Amount to Note Holders:                                                                   6,742,651.47

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                              --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                             --
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                         34,204.08
            (b) Servicer Fees from current and prior Collection Period                                 57,750.49
            (c) Servicing Charges inadvertently deposited in Collection Account                                -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                              17,842.08
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                   416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                           --
            Class A-2 Note Interest                                                                           --
            Class A-3 Note Interest                                                                   176,475.70
            Class A-4 Note Interest                                                                   401,672.54

(viii)      Class B-1 Note Interest                                                                    14,650.45
(ix)        Class B-2 Note Interest                                                                    11,070.96
(x)         Class B-3 Note Interest                                                                     8,765.89
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                           --
            Class A-2 Principal Distribution Amount                                                           --
            Class A-3 Principal Distribution Amount                                                 5,731,384.56
            Class A-4 Principal Distribution Amount                                                           --
(xii)       Note Insurer Reimbursement Amount                                                                 --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal             124,595.33
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal              62,297.66
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              77,872.08
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                              --
(xviii)     Remaining Amount to Residual Holder                                                        23,652.99

            Reviewed By:



            --------------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President  & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2001                                                  2,396,939.66
     Add: Investment earnings on amounts in Collection Account                                              12,292.40
     Add: Payments due Collection Account from last 3 business days of Collection Period                   279,768.05
     Less: Amounts inadvertently deposited into collection account                                         231,084.44
     Add: Additional contribution for terminated trade-ups and rebooked leases                                     --
     Add: Servicer Advance on current Determination Date                                                 4,284,735.80
                                                                                                     ----------------
     Available Funds on Payment Date                                                                     6,742,651.47
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                               --
                                                                                                     ----------------
  REMAINING AVAILABLE FUNDS                                                                              6,742,651.47
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                              --
                                                                                                     ----------------
  REMAINING AVAILABLE FUNDS                                                                              6,742,651.47
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                     34,204.08
     Unreimbursed Servicer Advances paid                                                                    34,204.08
                                                                                                     ----------------
       Unreimbursed Servicer Advances remaining unpaid                                                             --
                                                                                                     ----------------
  REMAINING AVAILABLE FUNDS                                                                              6,708,447.39
SERVICER FEES
     Servicer Fees due                                                                                      57,750.49
     Servicer Fees paid                                                                                     57,750.49
                                                                                                     ----------------
       Servicer Fees remaining unpaid                                                                              --
                                                                                                     ----------------
  REMAINING AVAILABLE FUNDS                                                                              6,650,696.90
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                     --
                                                                                                     ----------------
  REMAINING AVAILABLE FUNDS                                                                              6,650,696.90
PREMIUM AMOUNT
     Premium Amount due                                                                                     17,842.08
     Premium Amount paid                                                                                    17,842.08
                                                                                                     ----------------
       Premium Amount remaining unpaid                                                                             --
                                                                                                     ----------------
  REMAINING AVAILABLE FUNDS                                                                              6,632,854.83
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                                 416.67
     Indenture Trustee Fee paid                                                                                416.67
                                                                                                     ----------------
       Indenture Trustee Fee remaining unpaid                                                                      --
                                                                                                     ----------------
REMAINING AVAILABLE FUNDS                                                                                6,632,438.16

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001



REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                      --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                 75,000.00
                                                                                 ----------------
     Total Indenture Trustee Expenses paid                                                     --
                                                                                 ----------------
       Indenture Trustee Expenses unpaid                                                       --

  REMAINING AVAILABLE FUNDS                                                          6,632,438.16
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                   --
     Class A-2 Note Interest                                                                   --
     Class A-3 Note Interest                                                           176,475.70
     Class A-4 Note Interest                                                           401,672.54
                                                                                 ----------------
       Total Class A Interest due                                                      578,148.24
                                                                                 ----------------
  REMAINING AVAILABLE FUNDS                                                          6,054,289.92
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                        14,650.45
     Class B-1 Note Interest paid                                                       14,650.45
                                                                                 ----------------
       Class B-1 Note Interest remaining unpaid                                                --
                                                                                 ----------------
  REMAINING AVAILABLE FUNDS                                                          6,039,639.46
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                        11,070.96
     Class B-2 Note Interest paid                                                       11,070.96
                                                                                 ----------------
       Class B-2 Note Interest remaining unpaid                                                --
                                                                                 ----------------
  REMAINING AVAILABLE FUNDS                                                          6,028,568.51
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                         8,765.89
     Class B-3 Note Interest paid                                                        8,765.89
                                                                                 ----------------
       Class B-3 Note Interest remaining unpaid                                                --
                                                                                 ----------------
  REMAINING AVAILABLE FUNDS                                                          6,019,802.62
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                  5,731,384.56
     Class A Note Principal Balance as of preceding Payment Date                   122,345,687.40
                                                                                 ----------------
     Class A Base Principal Distribution Amount paid                                 5,731,384.56
                                                                                 ----------------
       Class A Base Principal Distribution Amount remaining unpaid                             --

     Class A-1 Note Principal Balance as of preceding Payment Date                             --
     Class A-1 Base Principal Distribution Amount paid                                         --
                                                                                 ----------------
       Class A-1 Note Principal Balance after distribution on Payment Date                     --

     Remaining Class A Base Principal Distribution Amount                            5,731,384.56
                                                                                 ----------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001



     Class A-2 Note Principal Balance as of preceding Payment Date                                        --
     Class A-2 Base Principal Distribution Amount paid                                                    --
                                                                                            ----------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                --

     Remaining Class A Base Principal Distribution Amount                                       5,731,384.56
                                                                                            ----------------

     Class A-3 Note Principal Balance as of preceding Payment Date                             38,225,784.40
     Class A-3 Base Principal Distribution Amount paid                                          5,731,384.56
                                                                                            ----------------
       Class A-3 Note Principal Balance after distribution on Payment Date                     32,494,399.84

     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                            ----------------

     Class A-4 Note Principal Balance as of preceding Payment Date                             84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                    --
                                                                                            ----------------
       Class A-4 Note Principal Balance after distribution on Payment Date                     84,119,903.00

  REMAINING AVAILABLE FUNDS                                                                       288,418.06

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                 --
     Note Insuer Reimbursement Amount paid                                                                --
                                                                                            ----------------
     Note Insuer Reimbursement Amount remaining unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                       288,418.06

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                              2,659,689.08
     Class B-1 Base Principal Distribution due                                                    124,595.33
     Class B-1 Base Principal Distribution paid                                                   124,595.33
                                                                                            ----------------
       Class B-1 Base Principal Distribution remaining unpaid                                             --
       Class B-1 Note Principal Balance after distribution on Payment Date                      2,535,093.75

  REMAINING AVAILABLE FUNDS                                                                       163,822.73

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              1,329,844.54
     Class B-2 Base Principal Distribution due                                                     62,297.66
     Class B-2 Base Principal Distribution paid                                                    62,297.66
                                                                                            ----------------
       Class B-2 Base Principal Distribution remaining unpaid                                             --
       Class B-2 Note Principal Balance after distribution on Payment Date                      1,267,546.88
  REMAINING AVAILABLE FUNDS                                                                       101,525.07
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001



     Class B-3 Note Principal Balance as of preceding Payment Date                         1,662,305.68
     Class B-3 Base Principal Distribution due                                                77,872.08
     Class B-3 Base Principal Distribution paid                                               77,872.08
                                                                                       ----------------
       Class B-3 Base Principal Distribution remaining unpaid                                        --
       Class B-3 Note Principal Balance after distribution on Payment Date                 1,584,433.60
  REMAINING AVAILABLE FUNDS                                                                   23,652.99
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                     --
     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                       ----------------
       Remaining Indenture Trustee Expenses unpaid                                                   --
  REMAINING AVAILABLE FUNDS                                                                   23,652.99
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                        --
     Other Amounts Due Servicer under Servicing Agreement paid                                       --
                                                                                       ----------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                           --
  REMAINING AVAILABLE FUNDS                                                                   23,652.99
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                             23,652.99

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


                   Initial         Beginning           Base        Additional       Total           Ending             Ending
                  Principal        Principal        Principal       Principal      Principal       Principal         Certificate
   Class           Balance          Balance        Distribution   Distribution   Distribution       Balance            Factor
-------------   --------------   --------------   --------------  -------------  --------------  --------------   ---------------
Class A-1        70,688,994.00               --               --             --              --              --         0.0000000
Class A-2        57,258,085.00               --               --             --              --              --         0.0000000
Class A-3        48,068,516.00    38,225,784.40     5,731,384.56             --    5,731,384.56   32,494,399.84         0.6760017
Class A-4        84,119,903.00    84,119,903.00               --             --              --   84,119,903.00         1.0000000
                --------------   --------------   --------------  -------------  --------------  --------------   ---------------
Total Class A   260,135,498.00   122,345,687.40     5,731,384.56             --    5,731,384.56  116,614,302.84         0.4482829
Class B-1         5,655,120.00     2,659,689.08       124,595.33             --      124,595.33    2,535,093.75         0.4482829
Class B-2         2,827,560.00     1,329,844.54        62,297.66             --       62,297.66    1,267,546.88         0.4482829
Class B-3         3,534,450.00     1,662,305.68        77,872.08             --       77,872.08    1,584,433.60         0.4482829
                --------------   --------------   --------------  -------------  --------------  --------------
Total           272,152,628.00   127,997,526.70     5,996,149.63             --    5,996,149.63  122,001,377.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                              138,601,164.79
      ADCPB, end of Collection Period                                                    132,605,015.16
                                                                                       ----------------
        Base Principal Amount                                                              5,996,149.63

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                      5,496,792.03
      Servicing Advances collected during the current Collection Period                    5,462,587.95
                                                                                       ----------------
        Unreimbursed Servicing Advances as of current Determination Date                      34,204.08

CALCULATION OF INTEREST DUE
              Beginning                               Current                           Total
              Principal           Interest           Interest          Overdue        Interest
  Class        Balance              Rate                Due            Interest          Due
---------  ----------------   ----------------   ----------------  ----------------  -------------
Class A-1                --             4.9670%                --                --             --
Class A-2                --             5.4500%                --                --             --
Class A-3     38,225,784.40             5.5400%        176,475.70                --     176,475.70
Class A-4     84,119,903.00             5.7300%        401,672.54                --     401,672.54
Class B-1      2,659,689.08             6.6100%         14,650.45                --      14,650.45
Class B-2      1,329,844.54             9.9900%         11,070.96                --      11,070.96
Class B-3      1,662,305.68             6.3280%          8,765.89                --       8,765.89
           ----------------   ----------------   ----------------  ----------------  -------------
             127,997,526.70             5.7436%        612,635.54                --     612,635.54

CALCULATION OF PRINCIPAL DUE
                   Base              Base                             Total
                 Principal         Principal        Overdue         Principal
   Class        Amount Pct.         Amount         Principal           Due
----------    --------------   ---------------  ---------------  ---------------
Class A               95.584%     5,731,384.56               --     5,731,384.56
Class B-1              2.078%       124,595.33               --       124,595.33
Class B-2              1.039%        62,297.66               --        62,297.66
Class B-3              1.299%        77,872.08               --        77,872.08
                               ---------------  ---------------  ---------------
                                  5,996,149.63               --     5,996,149.63


CALCULATION OF SERVICER FEE
ADCPB as of the prior Calculation Date            138,601,164.79
Servicer Fee Rate                                          0.500%
One-twelfth                                                 1/12
                                                ----------------
Servicer Fee due current period                        57,750.49
Prior Servicer Fee arrearage                                  --
                                                ----------------
Servicer Fee due                                       57,750.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period          122,345,687.40
      Premium Rate                                                                                 0.175%
      One-twelfth                                                                                   1/12
                                                                                        ----------------
      Premium Amount due Current Period                                                        17,842.08
      Prior Premium Amount arrearage                                                                  --
                                                                                        ----------------
        Total Premium Amount due                                                               17,842.08

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                    416.67
      Prior Indenture Trustee Fee arrearage                                                           --
                                                                                        ----------------
      Total Indenture Trustee Fee due                                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  --
      Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                        ----------------
      Total Indenture Trustee Expenses due                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          --
                                                                                        ----------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001



RESTRICTING EVENT DETERMINATION:

                                                                                                                          Yes/No
                                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                          Yes/No
                                                                                                                          ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                                   No
B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                                                          No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                           Event                                                              Yes/No
     -------                                           -----                                                              ------

     6.01(i)    Failure to make payment requried                                                                            No
     6.01(ii)   Failure to submit Monthly Statement                                                                         No
     6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                                         No
     6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                               No
     6.01(v)    Servicer files a voluntary petition for bankruptcy                                                          No
     6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days        No
     6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                   No
     6.01(viii) Servicer Trigger Event as contained in the Insurance Agreement has occurred.                                No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


Available Amount to Note Holders:                                                             4,239,928.77
Reserve Account balance, beginning                                                            1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                         --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                        --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                   9,951.98
             (b) Servicer Fees from current and prior Collection Period                          51,332.68
             (c) Servicing Charges inadvertently deposited in Collection Account                        --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees              416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                    --
             Class A-2 Note Interest                                                             76,791.73
             Class A-3 Note Interest                                                            105,098.57
             Class A-4 Note Interest                                                            360,555.57
(vii)      Class B Note Interest                                                                 72,095.16
(viii)     Class C Note Interest                                                                 53,735.94
(ix)       Class D Note Interest                                                                 16,404.14

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                    --
             Class A-2 Principal Distribution Amount                                          3,038,957.87
             Class A-3 Principal Distribution Amount                                                    --
             Class A-4 Principal Distribution Amount                                                    --
(xi)       Class B Base Principal Distribution Amount                                           287,218.58
(xii)      Class C Base Principal Distribution Amount                                           194,567.42
(xiii)     Class D Base Principal Distribution Amount                                            46,325.58
(xv)       Class E Note Interest                                                                 12,127.24
(xvi)      Class E Principal Distribution Amount                                                 50,031.62
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                          (135,681.98)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                --
(xx)       Remaining Amount to Residual Holder                                                          --


Reserve Account balance, ending                                                               1,615,352.80

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                  9,324.19

           Reviewed By:


           ---------------------------------------
           SANDY B. HO
           EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2001                                1,218,349.68
     Investment earnings on amounts in Collection Account                                  7,892.51
     Payments due Collection Account from last 3 business days of Collection Period      359,221.21
     Additional contribution for terminated trade-ups and rebooked leases                        --
     Servicer Advance on current Determination Date                                    2,654,465.37
                                                                                      -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                   4,239,928.77
     Reserve Account balance                                                           1,751,034.78
                                                                                      -------------
     TOTAL AVAILABLE FUNDS                                                             5,990,963.55

Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,990,963.55

Indemnity Payments paid inadvertently deposited in Collection Account                            --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,990,963.55

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    9,951.98
     Unreimbursed Servicer Advances paid                                                   9,951.98
                                                                                      -------------
      Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,981,011.57

SERVICER FEES
     Servicer Fees due                                                                    51,332.68
     Servicer Fees paid                                                                   51,332.68
                                                                                      -------------
      Servicer Fees remaining unpaid                                                             --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,929,678.89

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,929,678.89

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                               416.67
     Indenture Trustee Fee paid                                                              416.67
                                                                                      -------------
      Indenture Trustee Fee remaining unpaid                                                     --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,929,262.22

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                        --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                   75,000.00
                                                                                      -------------
     Total Indenture Trustee Expenses paid                                                       --
                                                                                      -------------
      Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                            5,929,262.22

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                     --
     Class A-2 Note Interest                                                              76,791.73
     Class A-3 Note Interest                                                             105,098.57
     Class A-4 Note Interest                                                             360,555.57
       Total Class A Interest due                                                        542,445.87
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,386,816.35

CLASS B NOTE INTEREST
     Class B Note Interest due                                                            72,095.16
     Class B Note Interest paid                                                           72,095.16
                                                                                      -------------
       Class B Note Interest remaining unpaid                                                    --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,314,721.20

CLASS C NOTE INTEREST
     Class C Note Interest due                                                            53,735.94
     Class C Note Interest paid                                                           53,735.94
                                                                                      -------------
       Class C Note Interest remaining unpaid                                                    --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,260,985.26

CLASS D NOTE INTEREST
     Class D Note Interest due                                                            16,404.14
     Class D Note Interest paid                                                           16,404.14
                                                                                      -------------
       Class D Note Interest remaining unpaid                                                    --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            5,244,581.12

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                    2,966,022.88
     Class A Note Principal Balance as of preceding Payment Date                      95,074,973.36
                                                                                      -------------
       Class A Base Principal Distribution Amount paid                                 2,966,022.88
                                                                                      -------------
     Class A Base Principal Distribution Amount remaining unpaid                                 --
     Class A-1 Note Principal Balance as of preceding Payment Date                               --
     Class A-1 Base Principal Distribution Amount paid                                           --
                                                                                      -------------
       Class A-1 Note Principal Balance after distribution                                       --
                                                                                      -------------
     Remaining Class A Base Principal Distribution Amount                              2,966,022.88
                                                                                      -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                    14,264,718.36
     Class A-2 Base Principal Distribution Amount paid                                 2,966,022.88
                                                                                      -------------
       Class A-2 Note Principal Balance after distribution                            11,298,695.48
     Remaining Class A Base Principal Distribution Amount                                        --
                                                                                      -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                    18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                           --
                                                                                      -------------
       Class A-3 Note Principal Balance after distribution                            18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                        --
                                                                                      -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                    61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                           --
                                                                                      -------------
       Class A-4 Note Principal Balance after distribution                            61,986,631.00
  REMAINING AVAILABLE FUNDS                                                            2,278,558.24

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                      11,883,817.12
     Class B Base Principal Distribution due                                             280,325.33
     Class B Base Principal Distribution paid                                            280,325.33
                                                                                      -------------
       Class B Base Principal Distribution remaining unpaid                                      --
       Class B Note Principal Balance after distribution on Payment Date              11,603,491.79
  REMAINING AVAILABLE FUNDS                                                            1,998,232.90

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                       8,050,327.83
     Class C Base Principal Distribution due                                             189,897.81
     Class C Base Principal Distribution paid                                            189,897.81
                                                                                      -------------
       Class C Base Principal Distribution remaining unpaid                                      --
       Class C Note Principal Balance after distribution on Payment Date               7,860,430.02
  REMAINING AVAILABLE FUNDS                                                            1,808,335.10

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                       1,916,744.15
     Class D Base Principal Distribution due                                              45,213.76
     Class D Base Principal Distribution paid                                             45,213.76
                                                                                      -------------
       Class D Base Principal Distribution remaining unpaid                                      --
       Class D Note Principal Balance after distribution on Payment Date               1,871,530.39
  REMAINING AVAILABLE FUNDS                                                            1,763,121.33

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                       --
     Class A-1 Reallocated Principal Distribution                                                --
                                                                                      -------------
       Class A-1 Note Principal Balance after Reallocation                                       --
  Remaining Available Funds                                                            1,763,121.33
                                                                                      -------------
     Class A-2 Note Principal Balance after Base Principal                            11,298,695.48
     Class A-2 Reallocated Principal Distribution                                                --
                                                                                      -------------
       Class A-2 Note Principal Balance after Reallocation                            11,298,695.48
  Remaining Available Funds                                                            1,763,121.33
                                                                                      -------------
     Class A-3 Note Principal Balance after Base Principal                            18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                --
                                                                                      -------------
       Class A-3 Note Principal Balance after Reallocation                            18,823,624.00
  Remaining Available Funds                                                            1,763,121.33
                                                                                      -------------
     Class A-4 Note Principal Balance after Base Principal                            61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                --
                                                                                      -------------
       Class A-4 Note Principal Balance after Reallocation                            61,986,631.00
  REMAINING AVAILABLE FUNDS                                                            1,763,121.33

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                              11,603,491.79
     Class B Reallocated Principal Distribution paid                                             --
                                                                                      -------------
       Class B Note Principal Balance after Reallocation                              11,603,491.79
  REMAINING AVAILABLE FUNDS                                                            1,763,121.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                               7,860,430.02
     Class C Reallocated Principal Distribution paid                                             --
                                                                                      -------------
       Class C Note Principal Balance after Reallocation                               7,860,430.02
  REMAINING AVAILABLE FUNDS                                                            1,763,121.33

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                               1,871,530.39
     Class D Reallocated Principal Distribution paid                                             --
       Class D Note Principal Balance after Reallocation                               1,871,530.39
  REMAINING AVAILABLE FUNDS                                                            1,763,121.33

CLASS E NOTE INTEREST
     Class E Note Interest due                                                            12,127.24
     Class E Note Interest paid                                                           12,127.24
                                                                                      -------------
       Class E Note Interest remaining unpaid                                                    --
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                            1,750,994.09

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                       2,070,084.24
     Class E Base Principal Distribution due                                              48,830.86
     Class E Base Principal Distribution paid                                             48,830.86
                                                                                      -------------
       Class E Base Principal Distribution remaining unpaid                                      --
       Class E Note Principal Balance after distribution on Payment Date               2,021,253.38
  REMAINING AVAILABLE FUNDS                                                            1,702,163.23

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                               2,021,253.38
     Class E Reallocated Principal Distribution paid                                             --
       Class E Note Principal Balance after Reallocation                               2,021,253.38
  REMAINING AVAILABLE FUNDS                                                            1,702,163.23

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                --
     Class A-1 Supplemental Principal Distribution                                               --
                                                                                      -------------
       Class A-1 Note Principal Balance after Supplemental                                       --
  Remaining Available Funds                                                            1,702,163.23
                                                                                      -------------
     Class A-2 Note Principal Balance after Reallocated Principal                     11,298,695.48
     Class A-2 Supplemental Principal Distribution                                        72,934.99
                                                                                      -------------
       Class A-2 Note Principal Balance after Supplemental                            11,225,760.49
  Remaining Available Funds                                                            1,629,228.24
                                                                                      -------------
     Class A-3 Note Principal Balance after Reallocated Principal                     18,823,624.00
     Class A-3 Supplemental Principal Distribution                                               --
                                                                                      -------------
       Class A-3 Note Principal Balance after Supplemental                            18,823,624.00
  Remaining Available Funds                                                            1,629,228.24
                                                                                      -------------
     Class A-4 Note Principal Balance after Reallocated Principal                     61,986,631.00
     Class A-4 Supplemental Principal Distribution                                               --
                                                                                      -------------
       Class A-4 Note Principal Balance after Supplemental                            61,986,631.00
  REMAINING AVAILABLE FUNDS                                                            1,629,228.24

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                       11,603,491.79
     Class B Supplemental Principal Distribution paid                                      6,893.25
                                                                                      -------------
       Class B Note Principal Balance after Supplemental                              11,596,598.54
  REMAINING AVAILABLE FUNDS                                                            1,622,334.99

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                        7,860,430.02
     Class C Supplemental Principal Distribution paid                                      4,669.62
                                                                                      -------------
       Class C Note Principal Balance after Supplemental                               7,855,760.40
  REMAINING AVAILABLE FUNDS                                                            1,617,665.37

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                        1,871,530.39
     Class D Supplemental Principal Distribution paid                                      1,111.81
                                                                                      -------------
       Class D Note Principal Balance after Supplemental                               1,870,418.57
  REMAINING AVAILABLE FUNDS                                                            1,616,553.56

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                        2,021,253.38
     Class E Supplemental Principal Distribution paid                                      1,200.76
                                                                                      -------------
       Class E Note Principal Balance after Supplemental                               2,020,052.62
  REMAINING AVAILABLE FUNDS                                                            1,615,352.80

RESERVE FUND
     Required Reserve Fund Amount                                                      1,751,034.78
     Reserve Account Balance, Ending                                                   1,615,352.80
     Reserve Account Deposit/(Withdrawal)                                               (135,681.98)
                                                                                      -------------
  REMAINING AVAILABLE FUNDS                                                                      --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                 --
     Remaining Indenture Trustee Expenses paid                                                   --
                                                                                      -------------
       Remaining Indenture Trustee Expenses unpaid                                               --
  REMAINING AVAILABLE FUNDS                                                                      --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                        123,198,429.70
     ADCPB, end of Collection Period                                                              119,581,328.63
                                                                                                 ---------------
       Base Principal Amount                                                                        3,617,101.08

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                                3,278,576.82
     Servicing Advances collected during the current Collection Period                              3,268,624.84
                                                                                                 ---------------
       Unreimbursed Servicing Advances as of current Determination Date                                 9,951.98



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                       123,198,429.70
     Servicer Fee Rate                                                                                     0.500%
     One-twelfth                                                                                            1/12
                                                                                                 ---------------
     Servicer Fee due current period                                                                   51,332.68
     Prior Servicer Fee arrearage                                                                             --
                                                                                                 ---------------
     Servicer Fee due                                                                                  51,332.68


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                             416.67
     Prior Indenture Trustee Fee arrearage                                                                    --
                                                                                                 ---------------
     Total Indenture Trustee Fee due                                                                      416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                           --
     Prior Indenture Trustee Expenses arrearage                                                               --
                                                                                                 ---------------
     Total Indenture Trustee Expenses due                                                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                    --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                   --
                                                                                                 ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                               --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                                   117,872,021.76              96.82%
       31 - 60 days past due                                                     1,679,558.53               1.38%
       61 - 90 days past due                                                     1,057,145.06               0.87%
       91+ days past due                                                         1,139,151.92               0.94%
                                                                              ---------------
                                                                               121,747,877.28

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                                 350,780.79
     Less Recoveries                                                                                  241,842.94
                                                                                                 ---------------
     Total Charge Offs for the period                                                                 108,937.85

     End of Month ADCPB                                                                           119,581,328.63
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                       0.09%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                     Initial        of Period       Interest                     Interest
    Class            Balance         Balance          Rate      Interest Due       Paid
--------------   --------------   --------------    --------    ------------    ----------
     A-1          30,818,212.00             0.00      5.855%           0.00           0.00
     A-2          31,956,385.00    14,264,718.36      6.460%      76,791.73      76,791.73
     A-3          18,823,624.00    18,823,624.00      6.700%     105,098.57     105,098.57
     A-4          61,986,631.00    61,986,631.00      6.980%     360,555.57     360,555.57
                 --------------   --------------     ------      ----------     ----------
  Class A        143,584,852.00    95,074,973.36       6.85%     542,445.87     542,445.87
                 --------------   --------------     ------      ----------     ----------
     B            13,570,520.00    11,883,817.12      7.280%      72,095.16      72,095.16
     C             9,192,933.00     8,050,327.83      8.010%      53,735.94      53,735.94
     D             2,188,793.00     1,916,744.15     10.270%      16,404.14      16,404.14
     E             2,363,897.00     2,070,084.24      7.030%      12,127.24      12,127.24
                 --------------   --------------     ------      ----------     ----------
Total Notes      170,900,995.00   118,995,946.70       7.03%     696,808.35     696,808.35
                 ==============   ==============     ======      ==========     ==========


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                    Beginning         (Monthly)      (Reallocated)    (Supplemental)       Total             End           Ending
                    of Period         Principal        Principal         Principal       Principal        of Period      Certificate
    Class            Balance            Paid             Paid              Paid            Paid            Balance         Factor
--------------    -------------     ------------     -------------    --------------    ------------    -------------    -----------
     A-1                   0.00             0.00         0.00                 0.00              0.00             0.00     0.0000000
     A-2          14,264,718.36     2,966,022.88         0.00            72,934.99      3,038,957.87    11,225,760.49     0.3512838
     A-3          18,823,624.00             0.00         0.00                 0.00              0.00    18,823,624.00     1.0000000
     A-4          61,986,631.00             0.00         0.00                 0.00              0.00    61,986,631.00     1.0000000
                  -------------     ------------         ----            ---------      ------------    -------------
   Class A        95,074,973.36     2,966,022.88         0.00            72,934.99      3,038,957.87    92,036,015.49
                  -------------     ------------         ----            ---------      ------------    -------------
     B            11,883,817.12       280,325.33         0.00             6,893.25        287,218.58    11,596,598.54     0.8545434
     C             8,050,327.83       189,897.81         0.00             4,669.62        194,567.42     7,855,760.40     0.8545434
     D             1,916,744.15        45,213.76         0.00             1,111.81         46,325.58     1,870,418.57     0.8545434
     E             2,070,084.24        48,830.86         0.00             1,200.76         50,031.62     2,020,052.62     0.8545434
                  -------------     ------------         ----            ---------      ------------    -------------
Total Notes      118,995,946.70     3,530,290.65         0.00            86,810.43      3,617,101.08   115,378,845.63
                 ==============     ============         ====            =========      ============   ==============

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                     Investor       Investor       Investor     Supplemental
        (defined)       Monthly     Reallocated   Supplemental       Total       Percentage
          Class        Principal     Principal     Principal       Principal    of Principal
Class   Percentage       Amount       Amount         Amount         Amount       Allocated
-----   ----------   ------------   -----------   ------------   ------------   ------------
  A       82.00%     2,966,022.88      0.00        72,934.99     3,038,957.87       84.02%
  B        7.75%       280,325.33      0.00         6,893.25       287,218.58        7.94%
  C        5.25%       189,897.81      0.00         4,669.62       194,567.42        5.38%
  D        1.25%        45,213.76      0.00         1,111.81        46,325.58        1.28%
  E        1.35%        48,830.86      0.00         1,200.76        50,031.62        1.38%
                     ------------      ----        ---------     ------------      ------
                     3,530,290.65      0.00        86,810.43     3,617,101.08      100.00%
                     ============      ====        =========     ============      ======


FLOOR CALCULATION

           Class       Floor Hit?      Floored
Class      Floors        (Y/N)       Prin Amount
-----      ------      ----------    -----------
  A                                          N/A
  B          --            No         280,325.33
  C          --            No         189,897.81
  D          --            No          45,213.76
  E          --            No          48,830.86


(Retained) Certificate Balance                   4,202,483.00
Initial OC Percentage                                    2.40%

Overcollateralization Balance (prior)                              4,202,483.00
Overcollateralization Balance (current)                            4,202,483.00
Cumulative Loss Amount                                                     0.00
Available Funds+Collection Account-Servicing                       5,929,262.22

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                      Yes/No
                                                                                      ------
   A) Failure to distribute to the Noteholders all or part of any payment of
   Interest required to be made under the terms of such Notes or the Indenture
   when due; and,                                                                       No

   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
   Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
   Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
   Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date,
   or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
   Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, or Class E
   Notes, as the case may be.                                                           No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

 Section                                                  Event                                                      Yes/No
---------    ----------------------------------------------------------------------------------------------------    ------
6.01(i)      Failure to make payment, deposit, transfer, or delivery required                                          No
6.01(ii)     Failure to submit Monthly Statement                                                                       No
6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                       No
6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                             No
6.01(v)      Servicer files a voluntary petition for bankruptcy                                                        No
6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days      No
6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                                 No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


Available Funds                                                                                             $   3,722,222.93
Deposit from Reserve Account                                                                                $           0.00
                                                                                                            ----------------
Total Available Amount to Note Holders:                                                                     $   3,722,222.93

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)         Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account       $           0.00
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                           $           0.00
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances (Other than current Collection Period)                     $      75,569.50
              (b) Servicer Fees from current and prior Collection Period                                    $      75,108.17
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     $         416.67
(v)         Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                              $           0.00

(vi)        Class A-1 through A-2 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                       $     415,737.93
              Class A-2 Note Interest                                                                       $     644,910.00
(vii)       Class B Note Interest                                                                           $      93,099.33

(viii)      Class A Base Principal Distribution Amount
              Class A-1 Principal Distribution Amount                                                       $   2,395,749.89
              Class A-2 Principal Distribution Amount                                                       $           0.00
(ix)        Class B Base Principal Distribution Amount                                                      $           0.00
(x)         Supplemental Interest Reserve Account addition amount                                           $      21,631.45
(xi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   $           0.00
(xii)       Excess to Trust Certificate Holder                                                              $           0.00

            Reviewed By:



            -------------------------------------------------------------------
            E. Roger Gebhart
            Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2001                                       1,514,322.89
     Investment earnings on amounts in Collection Account                                         9,996.85
     Payments due Collection Account from last 3 business days of Collection Period           1,147,212.19
     Servicer Advance on current Determination Date                                           1,050,691.00
     Additional Contribution for loss on termination                                                  0.00
     Deposit from Reserve Account                                                                     0.00
     Deposit from Letter of Credit Account                                                            0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                          3,722,222.93

Initial Unpaid Amounts inadvertently deposited in Collection Account                                  0.00
  REMAINING AVAILABLE FUNDS                                                                   3,722,222.93

Indemnity Payments paid inadvertently deposited in Collection Account                                 0.00
  REMAINING AVAILABLE FUNDS                                                                   3,722,222.93

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          75,569.50
     Unreimbursed Servicer Advances paid                                                         75,569.50
                                                                                          ----------------
       Unreimbursed Servicer Advances remaining unpaid                                                0.00
  REMAINING AVAILABLE FUNDS                                                                   3,646,653.43

SERVICER FEES
     Servicer Fees due                                                                           75,108.17
     Servicer Fees paid                                                                          75,108.17
                                                                                          ----------------
       Servicer Fees remaining unpaid                                                                 0.00
REMAINING AVAILABLE FUNDS                                                                     3,571,545.26

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        0.00
  REMAINING AVAILABLE FUNDS                                                                   3,571,545.26

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                          ----------------
       Indenture Trustee Fee remaining unpaid                                                         0.00
  REMAINING AVAILABLE FUNDS                                                                   3,571,128.59

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                   75,000.00
     Total Indenture Trustee Expenses paid                                                            0.00
                                                                                          ----------------
       Indenture Trustee Expenses unpaid                                                              0.00
  REMAINING AVAILABLE FUNDS                                                                   3,571,128.59

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                415,737.93
     Class A-1 Note Interest paid                                                               415,737.93
                                                                                          ----------------
       Class A-1 Interest remaining unpaid                                                            0.00
     Class A-2 Note Interest due                                                                644,910.00
     Class A-2 Note Interest paid                                                               644,910.00
                                                                                          ----------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001



     Class A-2 Interest remaining unpaid                                                        0.00
REMAINING AVAILABLE FUNDS                                                               2,510,480.67

CLASS B NOTE INTEREST
     Class B Note Interest due                                                             93,099.33
     Class B Note Interest paid                                                            93,099.33
                                                                                    ----------------
       Class B Note Interest remaining unpaid                                                   0.00
  REMAINING AVAILABLE FUNDS                                                             2,417,381.34


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                     66,606,877.42
     Class A-1 Base Principal Distribution due                                          2,395,749.89
     Class A-1 Base Principal Distribution Amount paid                                  2,395,749.89
                                                                                    ----------------
       Class A-1 Base Principal Distribution remaining unpaid                                   0.00
       Class A-1 Note Principal Balance after distribution on Payment Date             64,211,127.53

     Class A-2 Note Principal Balance as of preceding Payment Date                     99,600,000.00
     Class A-2 Base Principal Distribution due                                                  0.00
     Class A-2 Base Principal Distribution Amount paid                                          0.00
                                                                                    ----------------
       Class A-2 Base Principal Distribution remaining unpaid                                   0.00
       Class A-2 Note Principal Balance after distribution on Payment Date             99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                21,631.45

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                       14,052,729.00
     Class B Base Principal Distribution due                                                    0.00
     Class B Base Principal Distribution paid                                                   0.00
                                                                                    ----------------
       Class B Base Principal Distribution remaining unpaid                                     0.00
       Class B Note Principal Balance after distribution on Payment Date               14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                21,631.45

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
   Supplemental Interest Reserve Account Addition                                          21,631.45
REMAINING AVAILABLE FUNDS                                                                       0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                0.00
     Remaining Indenture Trustee Expenses paid                                                  0.00
                                                                                    ----------------
       Remaining Indenture Trustee Expenses unpaid                                              0.00
  REMAINING AVAILABLE FUNDS                                                                     0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                      0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                               3,523,070.51
      Plus: Earnings for Collection Period per Section 3.04(b)                                         19,102.25
      Less: Withdrawal per Section 3.04(c)                                                                    --
        Ending Reserve Account Balance                                                              3,542,172.76


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                                --
      Plus: Earnings for Collection Period                                                                    --
      Plus: Additions from draws under Section 3.08(b)                                                        --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                     --
        Ending Letter of Credit Account Balance                                                               --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)                 21,631.45
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                      21,631.45
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                                --


      Supplemental Interest Reserve Required Amount calculation
        Beginning Balance                                                                             478,030.23
        Plus: Additions (Up to 1% of Initial ADCPB)                                                    21,631.45
        Plus: Earnings for Collection Period                                                            2,412.68
        Less: Required Distributions, To Collection Account                                                   --
          Ending Supplemental Interest Reserve Account Balance                                        502,074.36

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                             180,259,606.42
      ADCPB, end of Collection Period                                                   177,863,856.53
                                                                                      ----------------
        Base Principal Amount                                                             2,395,749.89

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                     1,388,041.58
      Servicing Advances collected during the current Collection Period                   1,312,472.08
                                                                                      ----------------
        Unreimbursed Servicing Advances as of current Determination Date                     75,569.50


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                            180,259,606.42
      Servicer Fee Rate                                                                          0.500%
      One-twelfth                                                                                 1/12
                                                                                      ----------------
      Servicer Fee due current period                                                        75,108.17
      Prior Servicer Fee arrearage                                                                  --
                                                                                      ----------------
      Servicer Fee due                                                                       75,108.17


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                  416.67
      Prior Indenture Trustee Fee arrearage                                                       0.00
                                                                                      ----------------
      Total Indenture Trustee Fee due                                                           416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              0.00
      Prior Indenture Trustee Expenses arrearage                                                  0.00
                                                                                      ----------------
      Total Indenture Trustee Expenses due                                                        0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      0.00
                                                                                      ----------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                                       Total        Total
                 Initial         of Period       Interest        Current        Overdue        Interest      Interest     Interest
   Class         Balance          Balance          Rate        Interest Due     Interest          Due          Paid       Shortfall
-----------  --------------   --------------   ------------    ------------   ------------   ------------  ------------   ---------
    A-1       75,000,000.00    66,606,877.42          7.490%     415,737.93           0.00     415,737.93    415,737.93        0.00
    A-2       99,600,000.00    99,600,000.00          7.770%     644,910.00           0.00     644,910.00    644,910.00        0.00
             --------------   --------------                   ------------   ------------   ------------  ------------   ---------
  Class A    174,600,000.00   166,206,877.42                   1,060,647.93           0.00   1,060,647.93  1,060,647.93        0.00
             --------------   --------------                   ------------   ------------   ------------  ------------   ---------
     B        14,052,729.00    14,052,729.00          7.950%      93,099.33           0.00      93,099.33     93,099.33        0.00
             --------------   --------------                   ------------   ------------   ------------  ------------   ---------
Total Notes  188,652,729.00   180,259,606.42                   1,153,747.26           0.00   1,153,747.26  1,153,747.26        0.00
             ==============   ==============                   ============   ============   ============  ============   =========


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                        Beginning          Current                               End               Ending
                        of Period         Principal           Principal       of Period         Certificate
     Class               Balance             Due                Paid           Balance             Factor
----------------    ----------------    --------------     -------------    ---------------    ------------
      A-1              66,606,877.42      2,395,749.89      2,395,749.89      64,211,127.53      0.85614837
      A-2              99,600,000.00              0.00              0.00      99,600,000.00      1.00000000
                    ----------------    --------------     -------------    ---------------
    Class A           166,206,877.42      2,395,749.89      2,395,749.89     163,811,127.53
                    ----------------    --------------     -------------    ---------------
       B               14,052,729.00              0.00              0.00      14,052,729.00      1.00000000
                    ----------------    --------------     -------------    ---------------
 Total Notes          180,259,606.42      2,395,749.89      2,395,749.89     177,863,856.53
                    ================    ==============     =============     ==============

                                  Beginning                       Base Principal     Principal
                    Principal     of Period         Overdue        Distribution       Payment
                     Percent       Balance         Principal          Amount           Amount
-------             ---------  ---------------   --------------   --------------   --------------
Class A              100.00%    166,206,877.42            0.00     2,395,749.89     2,395,749.89
Class B                0.00%     14,052,729.00            0.00             0.00             0.00




Base Principal Amount:                    2,395,749.89
Gross Charge Off Event?                             No
Available Funds less Fees:                3,571,128.59

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                          Yes/No
                                                                                                                          ------
   a)   Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
        under the terms of such Notes or the Indenture when due; and,                                                        No
   b)   Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
        Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1
        Notes, Class A-2 Notes, Class B Notes, as the case may be.                                                           No
   c)   Failure on the part of the Trust duly to observe or perform in any material respect any other Covenants
        or Agreements.                                                                                                       No
   d)   The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or Liquidator, etc.                    No
   e)   The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking
        reorganization in a proceeding under any bankruptcy laws etc.                                                        No
   f)   A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed,
        withdrawn, or dismissed within 60 days thereafter, etc.                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

  Section                                            Event                                                                Yes/No
  --------                                           -----                                                                ------
  6.01(i)       Failure to make payment, deposit, transfer, or delivery required                                             No
  6.01(ii)      Failure to submit Monthly Statement                                                                          No
  6.01(iii)     Failure to Observe Covenants or Agreements in Transaction Documents                                          No
  6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                                                No
  6.01(v)       Servicer files a voluntary petition for bankruptcy                                                           No
  6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days         No
  6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement                                    No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001




AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                   Current                                                                     175,367,108.23          98.60%
                    31 - 60 days past due                                                        2,495,301.41           1.40%
                    61 - 90 days past due                                                            1,446.90           0.00%
                    91+ days past due                                                                    0.00           0.00%
                                                                                              ---------------
                                                                                               177,863,856.53


PUTBACK SUMMARY
                   Defaults for Related Collection Period                                                                0.00
                    Total Defaulted Contracts                                                                    1,557,037.61
                   Recoveries from Reserve Account for Current Period                                                    0.00
                    Total Recoveries from Reserve Account                                                        1,105,421.62
                   Net Remaining Defaulted                                                                         451,615.99
                   Recoveries from Source Recourse (Up to Available Source Recourse)                                     0.00
                   Recoveries from Draw on Letter of Credit Account                                                      0.00


10% LIMITED RECOURSE AMOUNT
                   Beginning Amount available under 10% limited recourse                                        19,238,909.32
                   Beginning % available under 10% limited recourse                                                    9.2242%
                   Current months buy backs under 10% limited recourse obligation                                        0.00
                   Cumulative amount bought back under 10% limited recourse obligation                           1,492,478.79
                   Cumulative % bought back under 10% limited recourse obligation                                      0.0000%


LETTERS  OF CREDIT
                   Beginning Value of the 2 Letters of Credit                                                   20,000,000.00
                   Amount of step down in the Letters of Credit                                                          0.00
                   Ending Value of the 2 Letters of Credit                                                      20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                       (NO/YES)
                                                                                                                -------------
                   (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):            No

                   (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                   Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)                     No
                   Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                                    No

                   (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:                 No
                        Deposit full amount of relevant LOC:
                   Draw on Letters of Credit?                                                                         No

                   If a draw on the letters of credit, amount deposited in Letter of Credit Account                      0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED FEBRUARY 1, 2001



GROSS CHARGE EVENT CALCULATION:                                      Result
                                                                  ------------
                   Defaulted Contracts Current Period                        0
                   Total Defaulted Contracts Prior Period            1,557,038
                                                                  ------------
                   Total ADCPB of all Defaulted Contracts            1,557,038
                   Total Initial ADCPB                             188,652,729
                                                                  ------------
                   % Total Defaulted                                     0.83%
                   Maximum Allowed                                      10.00%

Gross Charge Off Event:                                                              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


Available Amount to Note Holders:                                                              8,437,727.80
Reserve Account balance, beginning                                                             2,109,828.35

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                          --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                         --
(iii)      Aggregate of:
           (a) Unreimbursed Servicer Advances                                                     40,187.01
           (b) Servicer Fees from current and prior Collection Period                             74,040.78
           (c) Servicing Charges inadvertently deposited in Collection Account                           --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees               416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                 --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                               103,157.46
           Class A-2 Note Interest                                                               181,357.16
           Class A-3 Note Interest                                                               320,780.10
           Class A-4 Note Interest                                                               210,522.36
(vii)      Class B Note Interest                                                                 136,943.16
(viii)     Class C Note Interest                                                                  86,713.05
(ix)       Class D Note Interest                                                                  40,571.84

(x)        Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                             7,624,437.39
           Class A-2 Principal Distribution Amount                                                       --
           Class A-3 Principal Distribution Amount                                                       --
           Class A-4 Principal Distribution Amount                                                       --
(xi)       Class B Base Principal Distribution Amount                                                    --
(xii)      Class C Base Principal Distribution Amount                                                    --
(xiii)     Class D Base Principal Distribution Amount                                                    --
(xv)       Class E Note Interest                                                                  26,428.97
(xvi)      Class E Principal Distribution Amount                                                         --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                           (407,828.14)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 --
(xx)       Remaining Amount to Residual Holder                                                           --


Reserve Account balance, ending                                                                1,702,000.21

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                  11,266.04

           Reviewed By:



           ---------------------------------------------------
           SANDY B. HO
           EVP & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of January 31, 2001                                        3,324,567.37
     Investment earnings on amounts in Collection Account                                         11,831.89
     Payments due Collection Account from last 3 business days of Collection Period            1,397,439.15
     Additional contribution for terminated trade-ups and rebooked leases                                --
     Servicer Advance on current Determination Date                                            3,703,889.39
                                                                                             --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                           8,437,727.80
     Reserve Account balance                                                                   2,109,828.35
                                                                                             --------------
     TOTAL AVAILABLE FUNDS                                                                    10,547,556.15

Initial Unpaid Amounts inadvertently deposited in Collection Account                                     --
                                                                                             --------------
   REMAINING AVAILABLE FUNDS                                                                  10,547,556.15

Indemnity Payments paid inadvertently deposited in Collection Account                                    --
                                                                                             --------------
   REMAINING AVAILABLE FUNDS                                                                  10,547,556.15

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           40,187.01
     Unreimbursed Servicer Advances paid                                                          40,187.01
                                                                                             --------------
        Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             --------------
   REMAINING AVAILABLE FUNDS                                                                  10,507,369.14

SERVICER FEES
     Servicer Fees due                                                                            74,040.78
     Servicer Fees paid                                                                           74,040.78
                                                                                             --------------
        Servicer Fees remaining unpaid                                                                   --
                                                                                             --------------
   REMAINING AVAILABLE FUNDS                                                                  10,433,328.36

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
   REMAINING AVAILABLE FUNDS                                                                  10,433,328.36

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
        Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             --------------
   REMAINING AVAILABLE FUNDS                                                                  10,432,911.69

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                             --------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                             --------------
        Indenture Trustee Expenses unpaid                                                                --
   REMAINING AVAILABLE FUNDS                                                                  10,432,911.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                             103,157.46
     Class A-2 Note Interest                                                             181,357.16
     Class A-3 Note Interest                                                             320,780.10
     Class A-4 Note Interest                                                             210,522.36
       Total Class A Interest due                                                        815,817.07
                                                                                     --------------
  REMAINING AVAILABLE FUNDS                                                            9,617,094.62

CLASS B NOTE INTEREST
     Class B Note Interest due                                                           136,943.16
     Class B Note Interest paid                                                          136,943.16
                                                                                     --------------
       Class B Note Interest remaining unpaid                                                    --
                                                                                     --------------
  REMAINING AVAILABLE FUNDS                                                            9,480,151.46

CLASS C NOTE INTEREST
     Class C Note Interest due                                                            86,713.05
     Class C Note Interest paid                                                           86,713.05
                                                                                     --------------
       Class C Note Interest remaining unpaid                                                    --
                                                                                     --------------
  REMAINING AVAILABLE FUNDS                                                            9,393,438.41

CLASS D NOTE INTEREST
     Class D Note Interest due                                                            40,571.84
     Class D Note Interest paid                                                           40,571.84
                                                                                     --------------
       Class D Note Interest remaining unpaid                                                    --
                                                                                     --------------
  REMAINING AVAILABLE FUNDS                                                            9,352,866.57

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                    7,449,075.33
     Class A Note Principal Balance as of preceding Payment Date                     130,640,181.53
                                                                                     --------------
     Class A Base Principal Distribution Amount paid                                   7,449,075.33
                                                                                     --------------
       Class A Base Principal Distribution Amount remaining unpaid                               --
     Class A-1 Note Principal Balance as of preceding Payment Date                    16,221,261.53
     Class A-1 Base Principal Distribution Amount paid                                 7,449,075.33
                                                                                     --------------
       Class A-1 Note Principal Balance after distribution                             8,772,186.20
                                                                                     --------------
     Remaining Class A Base Principal Distribution Amount                                        --
                                                                                     --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                    29,609,332.00
     Class A-2 Base Principal Distribution Amount paid                                           --
                                                                                     --------------
       Class A-2 Note Principal Balance after distribution                            29,609,332.00
     Remaining Class A Base Principal Distribution Amount                                        --
                                                                                     --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                    51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                           --
                                                                                     --------------
       Class A-3 Note Principal Balance after distribution                            51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                        --
                                                                                     --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                    33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                           --
                                                                                     --------------
       Class A-4 Note Principal Balance after distribution                            33,416,247.00
  REMAINING AVAILABLE FUNDS                                                            1,903,791.24

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                      21,149,523.00
     Class B Base Principal Distribution due                                                     --
     Class B Base Principal Distribution paid                                                    --
                                                                                     --------------
       Class B Base Principal Distribution remaining unpaid                                      --
       Class B Note Principal Balance after distribution on Payment Date              21,149,523.00
  REMAINING AVAILABLE FUNDS                                                            1,903,791.24

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                      12,689,714.00
     Class C Base Principal Distribution due                                                     --
     Class C Base Principal Distribution paid                                                    --
                                                                                     --------------
       Class C Base Principal Distribution remaining unpaid                                      --
       Class C Note Principal Balance after distribution on Payment Date              12,689,714.00
  REMAINING AVAILABLE FUNDS                                                            1,903,791.24

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                       4,229,905.00
     Class D Base Principal Distribution due                                                     --
     Class D Base Principal Distribution paid                                                    --
                                                                                     --------------
       Class D Base Principal Distribution remaining unpaid                                      --
       Class D Note Principal Balance after distribution on Payment Date               4,229,905.00
  REMAINING AVAILABLE FUNDS                                                            1,903,791.24

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                             8,772,186.20
     Class A-1 Reallocated Principal Distribution                                                --
                                                                                     --------------
       Class A-1 Note Principal Balance after Reallocation                             8,772,186.20
  Remaining Available Funds                                                            1,903,791.24
                                                                                     --------------
     Class A-2 Note Principal Balance after Base Principal                            29,609,332.00
     Class A-2 Reallocated Principal Distribution                                                --
                                                                                     --------------
       Class A-2 Note Principal Balance after Reallocation                            29,609,332.00
  Remaining Available Funds                                                            1,903,791.24
                                                                                     --------------
     Class A-3 Note Principal Balance after Base Principal                            51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                --
                                                                                     --------------
       Class A-3 Note Principal Balance after Reallocation                            51,393,341.00
  Remaining Available Funds                                                            1,903,791.24
                                                                                     --------------
     Class A-4 Note Principal Balance after Base Principal                            33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                --
                                                                                     --------------
       Class A-4 Note Principal Balance after Reallocation                            33,416,247.00
  REMAINING AVAILABLE FUNDS                                                            1,903,791.24

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                              21,149,523.00
     Class B Reallocated Principal Distribution paid                                             --
                                                                                     --------------
       Class B Note Principal Balance after Reallocation                              21,149,523.00
  REMAINING AVAILABLE FUNDS                                                            1,903,791.24

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                              12,689,714.00
     Class C Reallocated Principal Distribution paid                                             --
                                                                                     --------------
       Class C Note Principal Balance after Reallocation                              12,689,714.00
  REMAINING AVAILABLE FUNDS                                                            1,903,791.24

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                               4,229,905.00
     Class D Reallocated Principal Distribution paid                                             --
       Class D Note Principal Balance after Reallocation                               4,229,905.00
  REMAINING AVAILABLE FUNDS                                                            1,903,791.24

CLASS E NOTE INTEREST
     Class E Note Interest due                                                            26,428.97
     Class E Note Interest paid                                                           26,428.97
                                                                                     --------------
       Class E Note Interest remaining unpaid                                                    --
                                                                                     --------------
  REMAINING AVAILABLE FUNDS                                                            1,877,362.27

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                       4,124,157.00
     Class E Base Principal Distribution due                                                     --
     Class E Base Principal Distribution paid                                                    --
                                                                                     --------------
       Class E Base Principal Distribution remaining unpaid                                      --
       Class E Note Principal Balance after distribution on Payment Date               4,124,157.00
  REMAINING AVAILABLE FUNDS                                                            1,877,362.27

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                               4,124,157.00
     Class E Reallocated Principal Distribution paid                                             --
       Class E Note Principal Balance after Reallocation                               4,124,157.00
  REMAINING AVAILABLE FUNDS                                                            1,877,362.27

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                      8,772,186.20
     Class A-1 Supplemental Principal Distribution                                       175,362.06
                                                                                     --------------
       Class A-1 Note Principal Balance after Supplemental                             8,596,824.14
  Remaining Available Funds                                                            1,702,000.21
                                                                                     --------------
     Class A-2 Note Principal Balance after Reallocated Principal                     29,609,332.00
     Class A-2 Supplemental Principal Distribution                                               --
                                                                                     --------------
       Class A-2 Note Principal Balance after Supplemental                            29,609,332.00
  Remaining Available Funds                                                            1,702,000.21
                                                                                     --------------
     Class A-3 Note Principal Balance after Reallocated Principal                     51,393,341.00
     Class A-3 Supplemental Principal Distribution                                               --
                                                                                     --------------
       Class A-3 Note Principal Balance after Supplemental                            51,393,341.00
  Remaining Available Funds                                                            1,702,000.21
                                                                                     --------------
     Class A-4 Note Principal Balance after Reallocated Principal                     33,416,247.00
     Class A-4 Supplemental Principal Distribution                                               --
                                                                                     --------------
       Class A-4 Note Principal Balance after Supplemental                            33,416,247.00
  REMAINING AVAILABLE FUNDS                                                            1,702,000.21

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                       21,149,523.00
     Class B Supplemental Principal Distribution paid                                            --
                                                                                     --------------
       Class B Note Principal Balance after Supplemental                              21,149,523.00
  REMAINING AVAILABLE FUNDS                                                            1,702,000.21

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                       12,689,714.00
     Class C Supplemental Principal Distribution paid                                            --
                                                                                     --------------
       Class C Note Principal Balance after Supplemental                              12,689,714.00
  REMAINING AVAILABLE FUNDS                                                            1,702,000.21

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                        4,229,905.00
     Class D Supplemental Principal Distribution paid                                            --
                                                                                     --------------
       Class D Note Principal Balance after Supplemental                               4,229,905.00
  REMAINING AVAILABLE FUNDS                                                            1,702,000.21

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                        4,124,157.00
     Class E Supplemental Principal Distribution paid                                            --
                                                                                     --------------
       Class E Note Principal Balance after Supplemental                               4,124,157.00
  REMAINING AVAILABLE FUNDS                                                            1,702,000.21

RESERVE FUND
     Required Reserve Fund Amount                                                      2,114,952.31
     Reserve Account Balance, Ending                                                   1,702,000.21
     Reserve Account Deposit/(Withdrawal)                                               (407,828.14)
                                                                                     --------------
  REMAINING AVAILABLE FUNDS                                                                      --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                 --
     Remaining Indenture Trustee Expenses paid                                                   --
                                                                                     --------------
       Remaining Indenture Trustee Expenses unpaid                                               --
  REMAINING AVAILABLE FUNDS                                                                      --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                                   177,697,870.67
     ADCPB, end of Collection Period                                                                         170,073,433.28
                                                                                                           ----------------
       Base Principal Amount                                                                                   7,624,437.39

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                                           4,948,004.09
     Servicing Advances collected during the current Collection Period                                         4,907,817.08
                                                                                                           ----------------
       Unreimbursed Servicing Advances as of current Determination Date                                           40,187.01


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                                  177,697,870.67
     Servicer Fee Rate                                                                                                0.500%
     One-twelfth                                                                                                       1/12
                                                                                                           ----------------
     Servicer Fee due current period                                                                              74,040.78
     Prior Servicer Fee arrearage                                                                                        --
                                                                                                           ----------------
     Servicer Fee due                                                                                             74,040.78

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                                        416.67
     Prior Indenture Trustee Fee arrearage                                                                               --
                                                                                                           ----------------
     Total Indenture Trustee Fee due                                                                                 416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                                      --
     Prior Indenture Trustee Expenses arrearage                                                                          --
                                                                                                           ----------------
     Total Indenture Trustee Expenses due                                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                               --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                              --
                                                                                                           ----------------
     Total Other Amounts Due Servicer under Servicing Agreement                                                          --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                                           166,744,540.60                 96.30%
       31 - 60 days past due                                                             3,384,400.87                  1.95%
       61 - 90 days past due                                                             1,265,987.61                  0.73%
       91+ days past due                                                                 1,757,568.08                  1.02%
                                                                                     ----------------
                                                                                       173,152,497.16

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                                            414,570.23
     Less Recoveries                                                                                             109,289.97
                                                                                                           ----------------
     Total Charge Offs for the period                                                                            305,280.26

     End of Month ADCPB                                                                                      170,073,433.28
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                                  0.18%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                Beginning
                Initial         of Period        Interest                             Interest
   Class        Balance          Balance           Rate         Interest Due            Paid
----------   ---------------  ---------------    -----------   ---------------  ---------------
    A-1        50,018,622.00    16,221,261.53         6.938%        103,157.46       103,157.46
    A-2        29,609,332.00    29,609,332.00         7.350%        181,357.16       181,357.16
    A-3        51,393,341.00    51,393,341.00         7.490%        320,780.10       320,780.10
    A-4        33,416,247.00    33,416,247.00         7.560%        210,522.36       210,522.36
             ---------------  ---------------                  ---------------  ---------------
  Class A     164,437,542.00   130,640,181.53          7.41%        815,817.07       815,817.07
             ---------------  ---------------                  ---------------  ---------------
     B         21,149,523.00    21,149,523.00         7.770%        136,943.16       136,943.16
     C         12,689,714.00    12,689,714.00         8.200%         86,713.05        86,713.05
     D          4,229,905.00     4,229,905.00        11.510%         40,571.84        40,571.84
     E          4,124,157.00     4,124,157.00         7.690%         26,428.97        26,428.97
             ---------------  ---------------                  ---------------  ---------------
 Total Notes  206,630,841.00   172,833,480.53          7.62%      1,106,474.09     1,106,474.09
             ===============  ===============                  ===============  ===============

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        (Monthly)     (Reallocated)    (Supplemental)        Total               End              Ending
                of Period        Principal       Principal        Principal         Principal          of Period        Certificate
  Class          Balance           Paid            Paid              Paid              Paid             Balance            Factor
---------    ---------------  --------------    -----------     -------------     --------------     ---------------    ------------
    A-1        16,221,261.53    7,449,075.33           0.00        175,362.06       7,624,437.39        8,596,824.14       0.1718725
    A-2        29,609,332.00            0.00           0.00              0.00               0.00       29,609,332.00       1.0000000
    A-3        51,393,341.00            0.00           0.00              0.00               0.00       51,393,341.00       1.0000000
    A-4        33,416,247.00            0.00           0.00              0.00               0.00       33,416,247.00       1.0000000
             ---------------  --------------    -----------     -------------     --------------     ---------------
  Class A     130,640,181.53    7,449,075.33           0.00        175,362.06       7,624,437.39      123,015,744.14
             ---------------  --------------    -----------     -------------     --------------     ---------------
     B         21,149,523.00            0.00           0.00              0.00               0.00       21,149,523.00       1.0000000
     C         12,689,714.00            0.00           0.00              0.00               0.00       12,689,714.00       1.0000000
     D          4,229,905.00            0.00           0.00              0.00               0.00        4,229,905.00       1.0000000
     E          4,124,157.00            0.00           0.00              0.00               0.00        4,124,157.00       1.0000000
             ---------------  --------------    -----------     -------------     --------------     ---------------
 Total Notes  172,833,480.53    7,449,075.33           0.00        175,362.06       7,624,437.39      165,209,043.14
             ===============  ==============    ===========     =============     ==============     ===============

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED FEBRUARY 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                   Investor               Investor           Investor                                Supplemental
                 (defined)         Monthly               Reallocated       Supplemental             Total             Percentage
                   Class          Principal               Principal          Principal            Principal          of Principal
   Class         Percentage         Amount                  Amount            Amount               Amount             Allocated
----------       ----------     ---------------          -----------       ------------         ------------         ------------
     A              77.75%         7,449,075.33               0.00           175,362.06         7,624,437.39               79.58%
     B              10.00%                 0.00               0.00                 0.00                 0.00               10.24%
     C               6.00%                 0.00               0.00                 0.00                 0.00                6.14%
     D               2.00%                 0.00               0.00                 0.00                 0.00                2.05%
     E               1.95%                 0.00               0.00                 0.00                 0.00                2.00%
                                ---------------          -----------       ------------         ------------         ------------
                                   7,449,075.33               0.00           175,362.06         7,624,437.39              100.00%
                                ===============          ===========       ============         ============         ============

FLOOR CALCULATION

                          Class            Floor Hit?               Floored
   Class                  Floors             (Y/N)               Prin Amount
----------               ---------      -------------            -----------
     A                                                                N/A
     B                        --               No                      --
     C                        --               No                      --
     D                        --               No                      --
     E                        --               No                      --


(Retained) Certificate Balance                4,864,390.14
Initial OC Percentage                                2.30%

Overcollateralization Balance (prior)                               4,864,390.14
Overcollateralization Balance (current)                             4,864,390.14
Cumulative Loss Amount                                                      0.00
Available Funds+Collection Account-Servicing                       10,432,911.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED FEBRUARY 1, 2001



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the
     terms of such Notes or the Indenture when due; and,                                                                  No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the
     Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity
     Date, the Class A-4 Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the Class D Maturity
     Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class
     A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, or
     Class E Notes, as the case may be.                                                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                  Event                                                                    Yes/No
     ---------                                 -----                                                                    ------
     6.01(i)      Failure to make payment, deposit, transfer, or delivery required                                        No
     6.01(ii)     Failure to submit Monthly Statement                                                                     No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                     No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                           No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                                      No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                               No